Capital structure and financial items	12 Months Ended
Dec. 31, 2023
Share Capital, Reserves And Other Equity Interest And Financial Instruments [Abstract]
Capital structure and financial items	Capital structure and financial items
4.1 Earnings per share

		2023	2022	2021
Net profit	DKK million	83,683	55,525	47,757
Average number of shares outstanding[1]	in million shares	4,482.8	4,530.6	4,593.2
Dilutive effect of average outstanding share pool	in million shares	12.0	14.0	13.0
Average number of shares outstanding, including dilutive effect of outstanding share pool	in million shares	4,494.8	4,544.6	4,606.2
Basic earnings per share	DKK	18.67	12.26	10.40
Diluted earnings per share	DKK	18.62	12.22	10.37
1. Excluding treasury shares. For further information on the development in treasury shares, refer to note 4.3.
The trading unit of the Novo Nordisk B shares listed on NASDAQ Copenhagen was changed from DKK 0.20 to DKK 0.10 as of 13 September 2023. The ADRs listed on the New York Stock Exchange (NYSE) were similarly split as of 20 September 2023. Comparative figures have been restated to reflect the change in trading unit from DKK 0.20 to DKK 0.10.

ACCOUNTING POLICIES
Earnings per share is presented as both basic and diluted earnings per share. Basic earnings per share is calculated as net profit divided by the monthly average number of shares outstanding. Diluted earnings per share is calculated as net profit divided by the sum of monthly average number of shares outstanding, including the dilutive effect of the outstanding share pool. Refer to 'Financial definitions' for a description of calculation of the dilutive effect.
4.2 Distribution to shareholders

DKK million	2023	2022	2021
Interim dividend for the year	13,430	9,613	8,021
Dividend for prior year	18,337	15,690	13,496
Share repurchases for the year	29,924	24,086	19,447
Total distribution for the year	61,691	49,389	40,964

Novo Nordisk's guiding principle is that any excess capital after the funding of organic growth opportunities and potential acquisitions should be returned to investors.

The net cash distribution to shareholders in the form of dividends and share repurchases amounts to DKK 61,691 million, compared with a free cash flow of DKK 68,326 million.

The total dividend for 2023 amounts to DKK 41,987 million (DKK 9.40 per share). A final dividend for 2023 of DKK 28,557 million (DKK 6.40 per share) is expected to be distributed pending approval at the Annual General Meeting. The interim dividend of DKK 13,430 million (DKK 3.00 per share) was declared and paid in August 2023. The total dividend for 2022 was DKK 27,950 million (DKK 6.20 per share), of which the final dividend of DKK 18,337 million (DKK 4.08 per share) was declared and paid in March 2023. No dividend is declared on treasury shares.

Novo Nordisk's dividend pay-outs are complemented by share repurchase programmes.
4.3 Share capital, Treasury shares and Other reserves

Development in number of shares

DKK million	A shares	B shares	Total
Shares beginning of 2022	1,075	3,545	4,620
Shares cancelled in 2022	—	(60)	(60)
Outstanding shares end of 2022	1,075	3,485	4,560
Shares cancelled in 2023	—	(50)	(50)
Outstanding shares end of 2023	1,075	3,435	4,510
At the end of 2023, the share capital amounted to DKK 107 million in A share capital (DKK 107 million in 2022 and 2021) and DKK 344 million in B share capital (DKK 349 million in 2022 and DKK 355 million in 2021).

The A share capital and number of A shares of DKK 0.10 was in 2023 unchanged besides the effect of the split in trading units, and unchanged in 2022 and 2021. In 2023, the B share capital decreased by DKK 5 million (equal to cancellation of 50 million shares of DKK 0.10). The corresponding decrease in 2022 was DKK 6 million (equal to cancellation of 60 million shares of DKK 0.10) and decrease in 2021 of DKK 8 million (equal to cancellation of 80 million shares of DKK 0.10).

Each A share of DKK 0.10 per share carries 100 votes and each B share of DKK 0.10 per share carries 10 votes.

Treasury shares		2023	2022
	Market value (DKK million)	Number of B shares of DKK 0.10 (million)	Number of B shares of DKK 0.10 (million)
Holding at the beginning of the year	28,242	60.2	62.2
Cancellation of treasury shares	(23,450)	(50.0)	(60.0)
Released allocated shares to employees	(4,433)	(9.5)	(3.7)
Purchase during the year	29,924	51.0	61.7
Value adjustment	5,817	—	—
Holding at the end of the year	36,100	51.7	60.2

At the end of 2023, the holding of treasury shares amounted to 1.1% of the total outstanding shares (1.3% of the outstanding shares in 2022). Treasury shares are primarily acquired to reduce the company's share capital. In addition, a limited part is used to finance Novo Nordisk's long-term share-based incentive programme and restricted stock units to employees. Treasury shares are deducted from the share capital on cancellation at their nominal value of DKK 0.10 per share. Differences between this amount and the amount paid to acquire or received for disposing of treasury shares are deducted directly in retained earnings.

The purchase of treasury shares during the year relates to the remaining part of the 2022 share repurchase programme, totalling DKK 1.5 billion and the DKK 30 billion Novo Nordisk B share repurchase programme for 2023, of which DKK 1.6 billion was outstanding at year-end. The programme ended on 29 January 2024.

The trading unit of the Novo Nordisk B shares listed on NASDAQ Copenhagen and the ADRs listed on the New York Stock Exchange (NYSE) was split in 2023. Comparative figures have been restated to reflect the split.

Specification of Other reserves
DKK million	Exchange rate adjustments	Cash flow hedges[1]	Tax and other items	Total
2021
Reserve at the beginning of the year	(2,528)	1,802	(185)	(911)
Other comprehensive income, net	1,624	(3,557)	1,117	(816)
Transferred to intangible assets	—	15	(2)	13
Reserve at the end of the year	(904)	(1,740)	930	(1,714)
2022
Other comprehensive income, net	2,289	2,766	(892)	4,163
Reserve at the end of the year	1,385	1,026	38	2,449
2023
Other comprehensive income, net	(1,404)	586	(355)	(1,173)
Reserve at the end of the year	(19)	1,612	(317)	1,276
1. For information on derivatives refer to note 4.5.
According to Danish corporate law, reserves available for distribution as dividends are based on the financial statements of the parent company, Novo Nordisk A/S. Dividends are declared and paid from distributable reserves. As of 31 December 2023, distributable reserves total DKK 78,779 million (DKK 63,136 million in 2022), corresponding to the parent company's retained earnings and Reserve for cash flow hedges and exchange rate adjustments.
4.4 Financial risks

Management has assessed the following key financial risks:

Type	Financial risk
Foreign exchange risk	High
Credit risk	Low
Interest rate risk	Low
Liquidity risk	Low

Novo Nordisk has centralised management of the Group's financial risks. The overall objectives and policies for the company's financial risk management are outlined in the internal Treasury Policy, which is approved by the Board of Directors. The Treasury Policy consists of the Foreign Exchange Policy, the Investment Policy, the Financing Policy and the Policy regarding Credit Risk on Financial Counterparts, and includes a description of permitted use of financial instruments and risk limits.

Novo Nordisk only hedges commercial exposures and consequently does not enter into derivative transactions for trading or speculative purposes. Novo Nordisk uses a fully integrated treasury management system to manage all financial positions, and all positions are marked-to-market.

Foreign exchange risk
Foreign exchange risk is the most important financial risk for Novo Nordisk and can have a significant impact on the income statement, statement of comprehensive income, balance sheet and cash flow statement. The majority of Novo Nordisk's sales are in USD, EUR, CNY, CAD, JPY and GBP. The foreign exchange risk is most significant in USD, CNY and CAD, while the EUR exchange rate risk is regarded as low because of Denmark's fixed exchange rate policy towards EUR. The overall objective of foreign exchange risk management is to reduce the short-term negative impact of exchange rate fluctuations on earnings and cash flow, thereby contributing to the predictability of the financial results. Novo Nordisk hedges existing assets and liabilities in key currencies as well as future expected cash flows up to a maximum of 24 months forward.

Hedge accounting is applied to match the impact of the hedged item and the hedging instrument in the consolidated income statement. The currency hedging strategy balances risk reduction and cost of hedging by use of foreign exchange forwards and foreign exchange options matching the due dates of the hedged items. Expected cash flows are continually assessed using historical inflows, budgets and monthly sales forecasts.

Hedge effectiveness is assessed on a regular basis. Management has chosen to classify the result of hedging activities as part of financial items.

Key currencies
	USD	CNY	CAD	JPY	GBP
Average exchange rate applied (DKK per 100)
2023	689	97	511	4.91	857
2022	708	105	543	5.40	873
2021	629	97	502	5.73	865
Year-end exchange rate applied (DKK per 100)
2023	674	95	509	4.77	858
2022	697	101	515	5.29	838
2021	657	103	517	5.70	885

Foreign exchange rate sensitivity analysis
At year-end, an immediate 5% decrease in the disclosed currencies versus DKK and EUR is estimated by Management to have the following impact on Novo Nordisk's operating profit for the next 12 months.

Sensitivity on operating profit of an immediate 5% decrease in key currencies[1]
DKK million	USD	CNY	CAD	JPY	GBP
2024	(5,700)	(500)	(530)	(210)	(150)
2023	(3,180)	(500)	(320)	(240)	(160)
1. An immediate 5% increase would have the opposite impact of the above.
As per the end of 2023, a positive market value of financial contracts related to hedging of foreign exchange risk of DKK 1,612 million had been deferred for recognition in 2024 (in 2022 a positive market value of DKK 1,026 million was deferred for recognition in 2023).

Sensitivity of an immediate 5% decrease in currency rates on 31 December versus DKK[2]
DKK million	2023	2022
Sensitivity of all currencies
Income statement	(117)	(37)
Other comprehensive income	6,058	3,431
Total	5,941	3,394
Hereof sensitivity of USD
Income statement	70	150
Other comprehensive income	5,082	2,923
Total	5,152	3,073
2. An immediate 5% increase would have the opposite impact of the above.
The foreign exchange sensitivity analysis comprises effects from the Group's cash, trade receivables and trade payables, current loans, current and non-current financial investments, lease liabilities and foreign exchange forwards. Anticipated currency transactions, investments in foreign subsidiaries and non-current assets are not included.

Financial contracts coverage at year end
Months	USD	CNY[3]	CAD	JPY	GBP
2023	12	12	9	12	0
2022	12	0	9	12	11
3. Chinese yuan traded offshore (CNH) is used to hedge Novo Nordisk's CNY currency exposure.
The table above shows financial contracts existing at year-end to cover the expected future cash flow for the disclosed number of months. During 2023, the hedging horizon varied between 9 and 12 months for USD, CAD and JPY. The hedge horizon for CNY has been increased from 0 to 12 months, while GBP has been phased out. Average hedge rate for USD cash flow hedges is 676 at the end of 2023 (696 at the end of 2022).

Credit risk
Credit risk arises from the possibility that transactional counterparties may default on their obligations, causing financial losses for the Group.

Credit exposure for cash at bank, marketable securities and derivative financial instruments (fair value)
DKK million	Cash at bank	Marketable securities	Derivative financial instruments	Total
2023
AAA range	—	15,838	—	15,838
AA range	6,451	—	912	7,363
A range	7,292	—	1,432	8,724
BBB range	17	—	—	17
Not rated or below BBB range	632	—	—	632
Total	14,392	15,838	2,344	32,574
2022
AAA range	6	10,797	—	10,803
AA range	5,507	—	963	6,470
A range	6,550	124	1,764	8,438
BBB range	124	—	—	124
Not rated or below BBB range	466	—	—	466
Total	12,653	10,921	2,727	26,301

Credit risk exposure to financial counterparties
Novo Nordisk considers its maximum credit exposure to financial counterparties to be DKK 32,574 million (DKK 26,301 million in 2022). In addition, Novo Nordisk considers its maximum credit exposure to trade receivables, other receivables (less prepayments and VAT receivables) and other financial assets to be DKK 67,209 million (DKK 52,714 million in 2022). Refer to note 4.9 for details of the Group's total financial assets.

To manage credit risk regarding financial counterparties, Novo Nordisk only enters into derivative financial contracts and money market deposits with financial counterparties possessing a satisfactory long-term credit rating from at least two of the three selected rating agencies: Standard and Poor's, Moody's and Fitch. Furthermore, maximum credit lines defined for each counterparty diversify the overall counterparty risk. The credit risk on marketable securities is low, as investments are made in highly liquid bonds with predominantly AAA credit ratings.

Credit risk exposure to non-financial counterparties
Outside the US, Novo Nordisk has no significant concentration of credit risk related to trade receivables or other receivables and prepayments, because the exposure in general is spread over a large number of counterparties and customers. In the US, the three major wholesalers account for a large proportion of total net sales, see note 2.1. However, US wholesaler credit ratings are monitored, and part of the trade receivables are sold on full non-recourse terms; see below for details.

Novo Nordisk closely monitors the current economic conditions of countries impacted by currency fluctuations, high inflation and an unstable political climate. These indicators, as well as payment history are taken into account in the valuation of trade receivables. The country risk ratings in 2023 have overall remained unchanged from 2022 to 2023.

Trade receivable programmes
At year-end, the Group had derecognised receivables without recourse having due dates after 31 December 2023 amounting to:

DKK million	2023	2022	2021
US	5,059	1,394	1,313
Japan	2,050	2,273	2,453

Novo Nordisk's subsidiaries in the US and Japan employ trade receivable programmes in which trade receivables are sold on full non-recourse terms to optimise working capital.

Refer to note 3.4 for the split of allowance for trade receivables by geographical segment.

Interest rate risk
Novo Nordisk’s exposure to interest rate risk is considered to be low due to the capital structure. Non-current debt consists of fixed rate instruments. Interest rate risk on marketable securities of DKK 15,838 million is considered low due to a low portfolio duration.

Liquidity risk
The liquidity risk is considered to be low. Novo Nordisk ensures the availability of the required liquidity through a combination of cash management, highly liquid investment portfolios and both uncommitted and committed credit facilities. Novo Nordisk uses cash pools for optimisation and centralisation of cash management.

Financial reserves
DKK million	2023	2022	2021
Cash and cash equivalents (note 4.7)	14,392	12,653	10,719
Marketable securities	15,838	10,921	6,765
Undrawn committed credit facility[4]	11,552	11,527	11,526
Borrowings (Note 4.6)	(5,431)	(480)	(12,861)
Financial reserves	36,351	34,621	16,149
4. The undrawn committed credit facility comprises a facility EUR 1,550 million in 2023 and EUR 1,550 million in 2022 committed by a portfolio of international banks. The facility matures in 2025.
4.5 Derivative financial instruments

	2023			2022
DKK million	Contract amount at year-end	Positive fair value at year-end	Negative fair value at year-end	Contract amount at year-end	Positive fair value at year-end	Negative fair value at year-end
Forward contracts USD[1]	104,022	1,600	193	59,292	1,591	907
Forward contracts CNH, CAD and JPY[2]	20,246	295	90	10,677	373	31
Forward contracts, cash flow hedges	124,268	1,895	283	69,969	1,964	938
Forward contracts USD[1]	65,870	330	946	38,432	639	1,942
Forward contracts EUR, CNH, CAD and others[2]	28,520	119	43	4,111	124	23
Forward contracts, fair value hedges	94,390	449	989	42,543	763	1,965
Total derivative financial instruments	218,658	2,344	1,272	112,512	2,727	2,903
Recognised in the income statement		449	989		763	1,965
Recognised in other comprehensive income		1,895	283		1,964	938
1. Average hedge rate for USD cash flow hedges is 676 at the end of 2023 (696 at the end of 2022) and average hedge rate for USD fair value hedges is 675 at the end of 2023 (714 at the end of 2022). 2. For 2022 the relevant currencies are CAD, JPY and GBP.

The fair value of cash flow hedges at year-end 2023, a gain of DKK 1,612 million, has been recognised in other comprehensive income.

The financial contracts are expected to impact the income statement within the next 12 months, with deferred gains and losses on cash flow hedges then being transferred to financial income or financial expenses. There is no expected ineffectiveness at 31 December 2023, primarily because hedging instruments match currencies of hedged cash flows.

Use of derivative financial instruments
The derivative financial instruments are used to manage the exposure to foreign exchange risk. None of the derivatives are held for trading. Novo Nordisk uses forward exchange contracts to hedge forecast transactions, assets and liabilities. Net investments in foreign subsidiaries are currently not hedged.

ACCOUNTING POLICIES
On initiation of the contract, Novo Nordisk designates each derivative financial contract that qualifies for hedge accounting as one of:
•hedges of the fair value of a recognised asset or liability (fair value hedge)
•hedges of the fair value of a forecast financial transaction (cash flow hedge).

All contracts are initially recognised at fair value and subsequently remeasured at fair value at the end of the reporting period.

Fair value hedges
Value adjustments of fair value hedges are recognised in the income statement along with any value adjustments of the hedged asset or liability that are attributable to the hedged risk.

Cash flow hedges
Value adjustments of the effective part of cash flow hedges are recognised in other comprehensive income. The cumulative value adjustment of these contracts is transferred from other comprehensive income to the income statement when the hedged transaction is recognised in the income statement. For cash flow hedges of foreign currency risk on highly probable non-financial asset purchases, the cumulative value adjustments are transferred directly from the cash flow hedge reserve to the initial cost of the asset when recognised.

Discontinuance of cash flow hedging
When a hedging instrument expires or is sold, or when a hedge no longer meets the criteria for hedge accounting, any cumulative gain or loss existing in equity at that time remains in equity and is recognised when the forecasted transaction is ultimately recognised in the income statement. When a forecasted transaction is no longer expected to occur, the cumulative gain or loss that was reported in equity is immediately transferred to the income statement under financial income or financial expenses.

For additional disclosures on accounting policies for financial instruments refer to note 4.9.
4.6 Borrowings

Reconciliation of liabilities arising from financing activities				Non-cash movements
DKK million	Beginning of the year	Re-payments	Proceeds	Additions[1]	Disposals	Exchange rates	Other	End of the year
2023
Lease liabilities	4,529	(1,448)	—	2,809	(4)	(170)	10	5,726
Issued Eurobonds	20,775	—	—	—	—	46	3	20,824
Bank overdrafts	480	(19)	—	—	—	(4)	(1)	456
Total borrowings	25,784	(1,467)	—	2,809	(4)	(128)	12	27,006
2022
Lease liabilities	4,129	(998)	—	1,358	(1)	43	(2)	4,529
Issued Eurobonds	9,654	—	11,120	—	—	(2)	3	20,775
Loans	12,503	(12,623)	—	—	—	120	—	—
Bank overdrafts	359	(3)	95	—	—	27	2	480
Total borrowings	26,645	(13,624)	11,215	1,358	(1)	188	3	25,784
1. 2022 figures include additions from acquisition of business.

Issuance of Eurobonds		Nominal value in millions
Interest	Maturity	EUR	DKK
0.000% Fixed	Jun 2024	650	4,844
0.750% Fixed	Mar 2025	500	3,726
1.125% Fixed	Sep 2027	500	3,726
0.125% Fixed	Jun 2028	650	4,844
1.375% Fixed	Mar 2030	500	3,726

Eurobonds
In 2022, three tranches of Eurobonds with an aggregate principal amount of EUR 1.5 billion corresponding to DKK 11.1 billion were launched under the programme. Net proceeds of the issuances were used for general corporate purposes, including refinancing of the bridge loan facility established in connection with Novo Nordisk’s acquisition of Dicerna Pharmaceuticals, Inc. No bonds have been issued in 2023. The total fair value of issued Eurobonds amounts to DKK 19.7 billion (DKK 18.7 billion in 2022).

ACCOUNTING POLICIES
The lease liabilities are related to IFRS 16 leases, primarily for premises and company cars and include the present value of future lease payments during the lease term. Lease liabilities are initially measured at the present value of the lease payments outstanding at the commencement date, discounted using the incremental borrowing rate. The lease liability is measured using the effective interest method. The lease liability is subsequently remeasured to reflect changes in future lease payments, e.g. changes in lease terms. Issued bonds, loans and bank overdrafts are initially recognised at the fair value of the proceeds received less transaction costs. In subsequent periods these are measured at amortised cost using the effective interest method. The difference between the proceeds received and the nominal value is recognised in financial income or financial expenses over the term of the loan. Where substantially all the risks and rewards of ownership are retained in financial assets that have been transferred, the assets are not derecognised and the proceeds obtained are recognised as a financial liability. For fair value determination refer to note 4.9.

Contractual undiscounted cash flows				2023
DKK million	Leases	Issued Eurobonds	Bank overdrafts	Total
2023
Within 1 year	1,318	4,975	456	6,749
1-3 years	1,902	3,948	—	5,850
3-5 years	1,253	8,695	—	9,948
More than 5 years	1,612	3,819	—	5,431
Total	6,085	21,437	456	27,978
Carrying amount end of the year	5,726	20,824	456	27,006
Non-current liabilities	4,552	15,976	—	20,528
Current liabilities	1,174	4,848	456	6,478
2022
Within 1 year	1,088	127	480	1,695
1-3 years	1,566	8,811	—	10,377
3-5 years	923	3,905	—	4,828
More than 5 years	1,416	8,672	—	10,088
Total	4,993	21,515	480	26,988
Carrying amount end of the year	4,529	20,775	480	25,784
Non-current liabilities	3,543	20,775	—	24,318
Current liabilities	986	—	480	1,466
4.7 Cash and cash equivalents

DKK million	2023	2022	2021
Cash at bank	14,392	12,653	10,720
Borrowings (note 4.6)	—	—	(1)
Cash and cash equivalents	14,392	12,653	10,719

Cash and cash equivalents at 31 December 2023 includes DKK 857 million that is restricted (DKK 458 million in 2022). The restricted cash balance relates to subsidiaries in which availability of currency for remittance of funds is temporarily scarce.

ACCOUNTING POLICIES
Cash and cash equivalents consist of cash offset by short-term bank overdrafts. Where short-term bank overdrafts are consistently overdrawn, they are excluded from cash and cash equivalents. The movement in such facilities is presented under financing activities in the cash flow statement.
4.8 Cash flow statement specifications

Other non-cash items
DKK million	2023	2022	2021

Interest income and interest expenses, net (note 4.10)	(527)	139	58
Capital gain/(loss) on investments, net (note 4.10)	106	124	(340)
Result of associated companies (note 4.10)	(81)	189	24
Other non-current receivables and prepayments	(1,224)	61	407
Other non-current liabilities	89	(260)	—
Share-based payment costs (note 5.1)	2,149	1,539	1,040
Increase/(decrease) in provisions (note 3.5) and retirement benefit obligations	32,243	19,080	16,581
Other	(373)	1,438	(4,354)
Total other non-cash items	32,382	22,310	13,416

Change in working capital
DKK million	2023	2022	2021
Inventories	(7,423)	(4,767)	(1,085)
Trade receivables	(14,210)	(9,917)	(12,909)
Other receivables and prepayments	(2,063)	(968)	(876)
Trade payables	10,019	6,717	3,153
Other liabilities	5,099	4,006	2,595
Adjustment for payables related to non-current assets	(2,432)	(1,567)	(15)
Adjustment related to acquisition of businesses	—	(143)	(1,409)
Change in working capital including exchange rate adjustments	(11,010)	(6,639)	(10,546)
Exchange rate adjustments	(1,235)	1,303	1,483
Cash flow change in working capital	(12,245)	(5,336)	(9,063)
4.9 Financial assets and liabilities

DKK million	2023	2022
Financial assets by category
Other financial assets	571	559
Marketable securities	15,838	10,921
Financial assets at fair value through the income statement	16,409	11,480
Derivative financial instruments (note 4.5)	2,344	2,727
Derivatives used as hedging instruments (assets)	2,344	2,727
Other financial assets	682	457
Trade receivables	31,729	16,593
Other receivables and prepayments (current and non-current)	9,498	6,211
•less prepayments and VAT receivables	(8,312)	(5,073)
Cash at bank (note 4.7)	14,392	12,653
Financial assets at amortised cost	47,989	30,841
Trade receivables in a factoring portfolio	33,041	33,967
Financial assets at fair value through other comprehensive income	33,041	33,967
Total financial assets at the end of the year by category	99,783	79,015
	—
Financial liabilities by category
Derivative financial instruments (note 4.5)	1,272	2,903
Derivatives used as hedging instruments (liability)	1,272	2,903
Borrowings (non-current) (note 4.6)[1]	20,528	24,318
Borrowings (current) (note 4.6)[1]	6,478	1,466
Trade payables	25,606	15,587
Other liabilities (non-current)	189	100
Other liabilities (current)	28,705	23,606
•less VAT and duties payable	(600)	(875)
Financial liabilities measured at amortised cost	80,906	64,202
Total financial liabilities at the end of the year by category	82,178	67,105
1. Refer to note 4.6 for a maturity analysis for non-current and current borrowings.

Fair value measurement hierarchy
DKK million	2023	2022
Active market data (level 1)	16,052	11,288
Directly or indirectly observable market data (level 2)	2,344	2,727
Not based on observable market data (level 3)	33,398	34,159
Total financial assets at fair value	51,794	48,174
Active market data (level 1)	—	—
Directly or indirectly observable market data (level 2)	1,272	2,903
Not based on observable market data (level 3)	—	—
Total financial liabilities at fair value	1,272	2,903

Financial assets and liabilities measured at fair value can be categorised using the fair value measurement hierarchy above. There were no transfers between the 'Active market data' and 'Directly or indirectly observable market data' categories during 2023 or 2022. The fair value of issued Eurobonds, which is disclosed in note 4.6, are based on 'Active market data'. There are no significant intangible assets or items of property, plant and equipment measured at fair value. For a description of the credit quality of financial assets such as trade receivables, cash at bank, current debt and derivative financial instruments, refer to notes 4.4 and 4.5.

ACCOUNTING POLICIES
Depending on purpose, Novo Nordisk classifies financial instruments into the following categories:

•Financial assets at fair value through the income statement
•Derivatives used as hedging instruments
•Financial assets at amortised cost
•Financial assets at fair value through other comprehensive income
•Financial liabilities at amortised cost

Recognition and measurement
Financial assets measured at fair value through the income statement consist of other financial assets, which comprise of equity investments, and marketable securities. These financial instruments are initially recognised at fair value. Net gains and losses arising from changes in the fair value of equity instruments and marketable securities are recognised in the income statement as financial income or expenses.

For a description of accounting policies on derivative financial instruments designated to hedge accounting, refer to note 4.5.

Financial assets at amortised cost are cash at bank and non-derivative financial assets solely with payments of principal and interest. Novo Nordisk normally 'holds-to-collect'
the financial assets to attain the contractual cash flows. If collection is expected within one year (or in the normal operating cycle of the business, if longer), they are classified as current assets. If not, they are presented as non-current assets. These are initially measured at fair value less transaction costs, except for trade receivables that are initially measured at the transaction price. Subsequently, they are measured at amortised cost using the effective interest method less impairment. For a description of accounting policies on trade receivables, refer to note 3.4.

Financial assets at fair value through other comprehensive income are trade receivables that are held to collect or to sell in factoring agreements.

Financial liabilities at amortised cost consist of borrowings (loans, issued Eurobonds, bank overdrafts and lease liabilities), trade payables and other liabilities (primarily employee cost payables, payables related to assets under construction, sales rebates and deferred income). These are initially recognised at the fair value less transaction costs. Subsequently, they are measured at amortised cost using the effective interest method. For initial recognition of lease liabilities refer to note 4.6.

Fair value measurement
If an active market exists, the fair value of a financial instrument is based on the most recently observed market price at the end of the reporting period. If a financial instrument is quoted in a market that is not active, Novo Nordisk bases its valuation on the most recent transaction price. Adjustment is made for subsequent changes in market conditions, for instance by including transactions in similar financial instruments assumed to be motivated by normal business considerations. The fair values of quoted investments are based on current bid prices at the end of the reporting period.

Financial assets for which no active market exists are carried at fair value based on a valuation methodology. The fair value of such financial instruments are determined on the basis of quoted market prices of financial instruments traded in active markets. The fair value of standard and simple financial instruments, such as foreign exchange forward contracts, interest rate swaps, currency swaps and unlisted bonds, is measured according to generally accepted valuation techniques. Market-based input is used to measure the fair value.

The fair value of trade receivables in a factoring portfolio is calculated based on the net invoice amount (invoice amount less charge-backs) less the fee payable to the factoring entity. The factoring fee is insignificant due to the short period between the time of sale to the factoring entity and the invoice due date and the rate applicable. Inputs into the estimate of US wholesaler charge-backs are described in note 2.1.
4.10 Financial income and expenses

DKK million	2023	2022	2021
Financial income
Interest income[1]	1,069	239	231
Foreign exchange gain (net)	308	—	—
Financial gain from forward contracts (net)	1,344	—	2,316
Capital gain on investments	—	—	340
Capital gain on marketable securities	143	—	—
Result of associated companies	81	—	—
Total financial income	2,945	239	2,887
Financial expenses
Interest expenses on debts and borrowings	542	378	289
Foreign exchange loss (net)	—	2,885	1,972
Financial loss from forward contracts (net)	—	1,766	—
Capital loss on investments	106	124	—
Capital loss on marketable securities	—	463	44
Result of associated companies	—	189	24
Other financial expenses	197	181	122
Total financial expenses	845	5,986	2,451
1. Interest income include DKK 370 million from marketable securities at fair value through the income statement (2022: DKK 78 million; 2021: DKK 30 million) while the remaining interest income is derived from financial assets at amortised cost.

Financial impact from forward contracts, specified
DKK million	2023	2022	2021
Income/(loss) transferred from other comprehensive income	1,026	(1,740)	1,802
Realised fair value adjustment of transferred contracts	214	(3,772)	(1,411)
Unrealised fair value adjustments of forward contracts[2]	(540)	(1,202)	1,246
Realised foreign exchange gain/(loss) on forward contracts	644	4,948	679
Financial income/(expense) from forward contracts	1,344	(1,766)	2,316
2. Refer to note 4.5 for information on open fair value hedge contracts at 31 December.

ACCOUNTING POLICIES
As described in note 4.4, Management has chosen to classify the result of hedging activities as part of financial items in the income statement, except for foreign currency-risk cash flow hedges on highly probable non-financial asset purchases where the cumulative value adjustments are transferred directly from the cash flow hedge reserve to the initial cost of the asset when recognised.

Financial items primarily relate to foreign exchange elements and are mainly impacted by the cumulative value adjustment of cash flow hedges transferred from other comprehensive income to the income statement when the hedged transaction is recognised in the income statement.
In addition, value adjustments of fair value hedges are recognised in financial income and financial expenses along with any value adjustments of the hedged asset or liability that are attributable to the hedged risk.